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                                                                    Exhibit 10.2


                           SECOND AMENDMENT AGREEMENT

        This Second Amendment Agreement is made effective as of the 15th day of August, 1998, by and among OGLEBAY NORTON COMPANY, a Delaware corporation ("Borrower"), the banking institutions listed on Schedule 1 to the Credit Agreement, as hereinafter defined ("Banks"), and KEYBANK NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

        WHEREAS, Borrower, Agent and the Banks are parties to a certain Credit Agreement dated as of May 15, 1998, as amended, and as it may from time to time be further amended, restated or otherwise modified, which provides, among other things, for loans, letters of credit, and other financial accommodations aggregating Two Hundred Fifteen Million Dollars ($215,000,000), all upon certain terms and conditions stated therein ("Credit Agreement");

        WHEREAS, Borrower, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof; and

        WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, Borrower, Agent and the Banks hereby agree as follows:

        1. The first two lines of Section 4.2(c) of the Credit Agreement are hereby amended by deleting the date "September 15, 1998" and inserting in place thereof the date "October 15, 1998".

        2. The Credit Agreement is hereby amended by deleting Section 4.2(g) thereof in its entirety and by substituting in place thereof the following:

                (g) PREFERRED SHIP MORTGAGE. On or before (i) October 31, 1998, Borrower shall have executed and delivered to Agent a Preferred Ship Mortgage with respect to the Columbia Star, and (ii) September 15, 1998, Borrower shall have caused to be filed a Preferred Ship Mortgage with respect to the Wolverine and the David Z. Norton.

        3. The Credit Agreement is hereby amended by deleting the first four lines of Section 4.2(j) thereof in their entirety and by inserting in place thereof the following:

                (j) REAL ESTATE MATTERS. Borrower shall have delivered to Agent all of the following on or before October 31, 1998, with respect to the Mortgaged Real Property owned by a Pledgor:




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        4. The Credit Agreement is hereby amended by deleting Schedule 1 thereto in its entirety and by substituting in place thereof the Schedule 1 attached to this Second Amendment Agreement as EXHIBIT A and made a part hereof

        5. Concurrently with the execution of this Second Amendment Agreement, Borrower shall:

        (a) cause each Pledgor to consent and agree to and acknowledge the terms of this Second Amendment Agreement; and

        (b) pay all legal fees and expenses of Agent in connection with this Second Amendment Agreement.

        6. Borrower hereby represents and warrants to Agent and the Banks that
(a) Borrower has the legal power and authority to execute and deliver this Second Amendment Agreement; (b) the officers executing this Second Amendment Agreement have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of the Second Amendment Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Pledgor is aware of any claim or offset against, or defense or counterclaim to, any of Borrower's or any Pledgor's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Second Amendment Agreement constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

        7. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Second Amendment Agreement is a Related Writing as defined in the Credit Agreement.

        8. Borrower and each Pledgor, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all such claims, offsets, defenses and counterclaims of which Borrower and any Pledgor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.




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        9. This Second Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

        10. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

        11. JURY TRIAL WAIVER. BORROWER, PLEDGORS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

                                   OGLEBAY NORTON COMPANY

                                   By: /s/ Michael F. Biehl
                                      --------------------------------
                                       Michael F. Biehl, Treasurer


                                   KEYBANK NATIONAL ASSOCIATION
                                      as Agent and as a Bank

                                   By: /s/ Lawrence A. Mack
                                      --------------------------------
                                      Lawrence A. Mack, Senior Vice President







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                                      BANK ONE, NA

                                      By:_______________________________________
                                      Its:______________________________________


                                      THE BANK OF NOVA SCOTIA

                                      By:_______________________________________
                                      Its:______________________________________


                                      COMERICA BANK

                                      By:_______________________________________
                                      Its:______________________________________


                                      THE HUNTINGTON NATIONAL BANK

                                      By:_______________________________________
                                      Its:______________________________________


                                      MELLON BANK, N A.

                                      By:_______________________________________
                                      Its:______________________________________


                                      BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION

                                      By:_______________________________________
                                      Its:______________________________________


                                      HARRIS TRUST AND SAVINGS BANK

                                      By:_______________________________________
                                      Its:______________________________________





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                                      THE CHASE MANHATTAN BANK

                                      By:_______________________________________
                                      Its:______________________________________


                                      STAR BANK NATIONAL ASSOCIATION

                                      By:_______________________________________
                                      Its:______________________________________


                                      FLEET BANK, N.A.

                                      By:_______________________________________
                                      Its:______________________________________


                                      ABN AMRO BANK N.V.,
                                        PITTSBURGH BRANCH

                                      By:_______________________________________
                                      Its:______________________________________


                                      FIFTH THIRD BANK OF NORTHEASTERN
                                        OHIO

                                      By:_______________________________________
                                      Its:______________________________________




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        Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Second Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                     Oglebay Norton Holding Company
                                     ONCO Investment Company
                                     Oglebay Norton Industrial Minerals, Inc.
                                     Oglebay Norton Management Company
                                     Oglebay Norton Industrial Sands, Inc.
                                     Colorado Silica Sand, Inc.
                                     Oglebay Norton Terminals, Inc.
                                     Oglebay Norton Engineered Materials, Inc.
                                     Oglebay Norton Acquisition Company
                                     Global Stone Port Inland, Inc.
                                     Moreland Development Company
                                     Western Wisconsin Materials, Inc.


                                     By: /s/ Michael F. Biehl
                                        ----------------------------------------
                                        Michael F. Biehl as Treasurer of each of
                                        the companies listed above


                                     Texas Mining, LP

                                     By: Oglebay Norton Industrial Sands, Inc.,
                                                General Partner

                                         By: /s/ Michael F. Biehl
                                            ------------------------------------
                                            Michael F. Biehl, Treasurer





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                                   Exhibit A
                                   SCHEDULE I

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                                                                            REVOLVING
                                                                             CREDIT
                     BANKING INSTITUTION                    COMMITMENT      COMMITMENT       MAXIMUM
                                                            PERCENTAGE        AMOUNT         AMOUNT
-------------------------------------------------------------------------------------------------------------
   KeyBank National Association                             13.953488%    $ 30,000,000    $ 30,000,000
-------------------------------------------------------------------------------------------------------------
   The Bank of Nova Scotia                                  11.627907%    $ 25,000,000    $ 25,000,000
-------------------------------------------------------------------------------------------------------------
   Bank of America National Trust and Savings Association    5.581395%    $ 12,000,000    $ 12,000,000
-------------------------------------------------------------------------------------------------------------
   Mellon Bank, N.A                                          7.906977%    $ 17,000,000    $ 17,000,000
-------------------------------------------------------------------------------------------------------------
   Harris Trust and Savings Bank                             5.581395%    $ 12,000,000    $ 12,000,000
-------------------------------------------------------------------------------------------------------------
   Comerica Bank                                             7.906977%    $ 17,000,000    $ 17,000,000
-------------------------------------------------------------------------------------------------------------
   The Huntington National Bank                              7.906977%    $ 17,000,000    $ 17,000,000
-------------------------------------------------------------------------------------------------------------
   Bank One, NA                                             11.627907%    $ 25,000,000    $ 25,000,000
-------------------------------------------------------------------------------------------------------------
   The Chase Manhattan Bank                                  5.581395%    $ 12,000,000    $ 12,000,000
-------------------------------------------------------------------------------------------------------------
   Star Bank, National Association                           5.581395%    $ 12,000,000    $ 12,000,000
-------------------------------------------------------------------------------------------------------------
   Fleet Bank, N.A                                           5.581395%    $ 12,000,000    $ 12,000,000
-------------------------------------------------------------------------------------------------------------
   ABN AMRO Bank N.V., Pittsburgh Branch                     5.581395%    $ 12,000,000    $ 12,000,000
-------------------------------------------------------------------------------------------------------------
   Fifth Third Bank of Northeastern Ohio                     5.581395%    $ 12,000,000    $ 12,000,000
-------------------------------------------------------------------------------------------------------------
   Total Commitment Amount:                                       100%    $215,000,000    $215,000,000
-------------------------------------------------------------------------------------------------------------



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